================================================================================




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 9, 2001

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Delaware                   333-51279                    13-3633241
          --------                   ---------                    ----------
(STATE OR OTHER JURISDICTION        (COMMISSION                (I.R.S. EMPLOYER
      OF INCORPORATION)            FILE NUMBER)              IDENTIFICATION NO.)


      245 Park Avenue
     New York, New York                                            10l67
     ------------------                                            -----
   (ADDRESS OF PRINCIPAL                                         (ZIP CODE)
    EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (212) 272-2000







--------------------------------------------------------------------------------

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         1. Pooling and Servicing Agreement, dated as of October 1, 2001 among Structured Asset Mortgage Investments Inc., as seller, Wells Fargo Bank Minnesota, National Association as master servicer and securities administrator, EMC Mortgage Corporation and Bank One, National Association, as trustee.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                     STRUCTURED ASSET MORTGAGE
                                                     INVESTMENTS INC.


                                                     By:/s/ Baron Silverstein
                                                        ---------------------
                                                     Name:  Baron Silverstein
                                                     Title: Managing Director


Dated: November 9, 2001

                                                   EXHIBIT INDEX



                              Item 601 (a) of               Sequentially
Exhibit                       Regulation S-K                Numbered
Number                        Exhibit No.                   Description                         Page
------                        -----------                   -----------                         ----
1                             4                             Pooling and Servicing               5
                                                            Agreement